UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2025
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Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On January 13, 2025, Editas Medicine, Inc. (the “Company”) disclosed that it had preliminary unaudited cash, cash equivalents, and marketable securities as of December 31, 2024 of approximately $270 million (the “Financial Information”). The Financial Information contained in this Item 2.02 of this Current Report on Form 8-K is unaudited and preliminary, subject to the completion of the Company’s fourth quarter and fiscal year financial closing procedures, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2024 or the results of operations for the three months or fiscal year ended December 31, 2024. The Financial Information may differ materially from the amounts that will be reflected in the Company’s consolidated financial statements for the three months or full year ended December 31, 2024.
The information contained in Item 2.02 in this Current Report on Form 8-K shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 7.01    Regulation FD Disclosure.
On January 13, 2025, the Company issued a press release announcing new in vivo preclinical proof of concept data, anticipated 2025 key milestones, and three-year strategic priorities, a copy of which press release is attached hereto as Exhibit 99.1.
The information in this Item 7.01 and Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on January 13, 2025*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*This exhibit shall be deemed to be furnished and not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: January 13, 2025	By:	/s/ Erick Lucera
Erick Lucera
Chief Financial Officer